UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2005

San Juan Basin Royalty Trust

(Exact name of registrant as specified in the
Amended and Restated San Juan Basin Royalty Trust Indenture)

Texas (State or other jurisdiction of incorporation or organization)	1-8032 (Commission File Number)	75-6279898 (I.R.S. Employer Identification Number)

TexasBank, Trust Department 2525 Ridgmar Boulevard, Suite 100 Fort Worth, Texas (Address of principal executive offices)	76116 (Zip code)

Registrant’s telephone number, including area code: (866) 809-4553

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 2.02 Results of Operations and Financial Condition.

     On February 11, 2005, TexasBank, in its capacity as trustee of the San Juan Basin Royalty Trust (the “Trust”), issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the capital project plan for 2005 as delivered to it by Burlington Resources Oil & Gas Company LP as well as revisions to the 2004 capital budget estimate. The press release states, among other things, that capital expenditures for 2005 for properties subject to the Trust’s royalty interest are estimated to be $17 million.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Press release, dated February 11, 2005.

     In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXASBANK, AS TRUSTEE FOR THE SAN JUAN BASIN ROYALTY TRUST (Registrant)
By:	/s/ Lee Ann Anderson
Lee Ann Anderson
Vice President and Trust Officer

Date: February 14, 2005

(The Trust has no directors or executive officers.)